AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

THIS IS AMENDMENT (the “Amendment") being executed and delivered by and between 3DICON Corporation, an Oklahoma corporation ("3DI"), and GCA Strategic Investment Fund Limited, a Bermuda corporation ("GCASIF"), and dated as of December 21, 2012 (the “Amendment Date”) in order to amend that certain Securities Purchase Agreement and Convertible Bridge Note by and between 3DI and GCASIF dated as of August 24, 2012 .

RECITALS

The parties to this Amendment wish to (i) amend certain terms of that Convertible Bridge Note dated as of August 24, 2012 (the “Note”) in the face amount of $300,000 issued pursuant to the Securities Purchase Agreement, (ii) restructure the obligations underlying the Note, including the Maturity Date, and (iii) waive any and all Events of Default arising prior to the date hereof under the Securities Purchase Agreement and Note, all as further set forth below.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the sufficiency, mutuality and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment of the Note. The Note shall be amended such that the Maturity Date shall be changed to March 21, 2013.

2. Increase in Face Amount of Note. In further consideration of this Amendment and the waivers set forth below, the face amount of the Note shall increase from $300,000 to $325,000.

3. Waiver of Events of Default, Default Interest and Liquidated Damages. On execution of this Amendment, any and all Events of Default, Default Interest and Liquidated Damages, as set forth in the Securities Purchase Agreement and Note, occurring prior to this amendment shall be deemed waived without further recourse by GCASIF.

5. Conversion Price. In consideration for the waivers and accommodations agreed to by GCASIF in this Amendment, the Conversion Price as set forth in Section 4.2 of the Note shall be amended to the lesser of (i) $0.04, or 100% of the Volume Weighted Average Price (the “VWAP”), as reported by Bloomberg, L.P., for the 5 trading days prior to the effective date of the Registration Statement.

6. Registration. In connection with this Amendment, 3DI shall increase the number of Conversion Shares included in the Company’s S-1 Registration Statement Amendment Number 4, filed on November 15, 2012, from 5,172,414 to 8,000,000 shares of Common Stock, subject to the limitations imposed by the SEC in accordance with Rule 415. Further, the Article 10, Section 4(a) of the Securities Purchase Agreement shall be amended to “The Company shall grant Purchaser registration rights under the next amendment to the Company’s S-1 Registration Statement Amendment Number 4, filed on November 15, 2012 (the “Registration Statement”) covering the Conversion Shares (the “Registrable Securities”), and, subject to the limitations imposed by the SEC in accordance with Rule 415, the Purchaser shall have the right to sell the Conversion Shares under the Registration Statement. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission on the earlier of (i) 90 days of the Amendment Date, (ii) five days following the receipt of a “No Review” Letter from the Commission or (iii) the first day following the day the Commission determines the Registration Statement eligible to be declared effective (the ‘Required Effectiveness date”). The Company shall pay all expenses of registration (other than underwriting fees and discounts, if any, in respect of Registrable Securities offered and sold under the registration statement by Purchaser).

7. No Other Effect on the Securities Purchase Agreement or Note. The Securities Purchase Agreement and Note remain in full force and effect, except as amended by this Amendment.

8. Effective Date. This Amendment shall be effective as of December 21, 2012 (the “Effective Date”).

9. Miscellaneous.

(a) Captions; Certain Definitions. Titles and captions of or in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any of its provisions. All capitalized terms not otherwise defined herein shall have the meaning therefor, as set forth in the Securities Purchase Agreement and Convertible Bridge Note.

(b) Controlling Law. This Amendment is governed by, and shall be construed and enforced in accordance with the laws of the State of Georgia (except the laws of that jurisdiction that would render such choice of laws ineffective).

(c) Counterparts. This Amendment may be executed in one or more counterparts (one counterpart reflecting the signatures of all parties), each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment or its terms to account for more than one of such counterparts. This Amendment may be executed by each party upon a separate copy, and one or more execution pages may be detached from a copy of this Amendment and attached to another copy in order to form one or more counterparts.

10. Fee. In connection with this Amendment, 3DI shall pay to Global Capital a fee of $10,000.00 immediately and $10,000.00 on January 31, 2013.

(Signature Pages Follow)

IN WITNESS WHEREOF, this Amendment has been executed and delivered by 3DI and GCASIF as of the date first set forth above.

3DI:	3DIcon Corporation

By: ______________________________________

Name: Mark Willner
Title: CEO

GCASIF:	GCA STRATEGIC INVESTMENT FUND LIMITED

By: ______________________________________

Name: Lewis N Lester Sr.
Title: Director

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